UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 7, 2010

Emerald Acquisition Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Cayman Islands	000-52133	N/A
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

No. 48 South Qingshui Road
Laiyang City, Shandong 265200
People’s Republic of China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+86 (535) 729-6152
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

An special meeting of shareholders of the Registrant was held in Laiyang City, Shandong Province, China on June 7, 2009 for the purpose of (1) approving the change of Emerald Acquisition Corporation’s name to Oriental Dragon Corporation to better reflect our current business, and (2) approving the filing of an amendment to the Articles of Association of the Company to reduce the required quorum from one-half to one-third of the shares entitled to vote for future shareholder meetings. Both proposals were approved by the shareholders and the Registrant is in the process of changing its corporate name with the Registrar of Companies of the Cayman Islands.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerald Acquisition Corporation

By:	Zhide Jiang
Zhide Jiang President and Chief Executive Officer

Dated: July 30, 2010